Schedule 14A Information
        Proxy Statement Pursuant to Section 14(A) of the Securities
                  Exchange Act of 1934 (Amendment No. )
Filed by the Registrant	{X}
Filed by a Party other than the Registrant {  }
Check the appropriate box:
{X} Preliminary Proxy Statement    {  }Confidential, for Use of the
                                       Commission Only (as permitted by
                                       Rule 14a-6(e)(2))
{  }  Definitive Proxy Statement
{  }  Definitive Additional Materials
{  }  Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12

                       MONTANA TAX-FREE FUND, INC.
-----------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)
-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
{X}  No fee required.
{  } Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)  Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing
fee is calculated and state how it was determined):   N/A
-------------------------------------------------------------------------------
       (4)  Proposed maximum aggregate value of transaction:   N/A
       (5)  Total fee paid:   N/A
{  }  Fee paid previously with preliminary materials.
{  }  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1)  Amount previously paid:
       (2)  Form, schedule or registration statement no.:
       (3)  Filing party:
       (4)  Date filed:


                        MONTANA TAX-FREE FUND, INC.
                          ND TAX-FREE FUND, INC.
                      SOUTH DAKOTA TAX-FREE FUND, INC.
                               1 NORTH MAIN
                        MINOT, NORTH DAKOTA 58703
                         TELEPHONE 800-276-1262

               NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS


                             OCTOBER 29, 1999

To the Shareholders of the above-named Funds:

      Notice is hereby given that a joint special meeting of shareholders of Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., and South Dakota Tax-Free Fund, Inc. (each, a "Fund," and, collectively, the "Funds"), will be held in the International Inn, 1505 North Broadway, Minot, North Dakota, on Friday, October 29, 1999, at 4:00 p.m., Minot, North Dakota time, for the following purposes:

      1.    To elect five directors for each Fund (Proposal 1);

      2. To consider and act upon amendments to the Articles of Incorporation to permit each Fund to offer additional classes of shares (Proposal 2);

      3. To ratify the selection of Brady, Martz & Associates, P.C., as independent accountants for the fiscal year ending December 31, 1999 (Proposal 3); and

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Shareholders of record at the close of business on September 13, 1999, are entitled to notice of and to vote at the meeting.

      Whether or not you expect to attend the joint special meeting of shareholders, please review the proxy statement carefully and sign and promptly return the enclosed proxy card in the self-addressed envelope provided. Each vote counts, so please return your proxy card in order to avoid the additional expense of further solicitation.
                    By Order of the Boards of Directors
                               Peter A. Quist
                                 Secretary
September 24, 1999


                       MONTANA TAX-FREE FUND, INC.
                          ND TAX-FREE FUND, INC.
                     SOUTH DAKOTA TAX-FREE FUND, INC.
                               1 NORTH MAIN
                       MINOT, NORTH DAKOTA 58703
                         TELEPHONE 800-276-1262

                             PROXY STATEMENT

                            GENERAL INFORMATION

      This joint proxy statement is furnished in connection with the solicitation by the Board of Directors of each of Montana Tax-Free Fund, Inc. (the "Montana Fund"); ND Tax-Free Fund, Inc. (the "ND Fund"); and South Dakota Tax-Free Fund, Inc. (the "South Dakota Fund") (each, a "Fund," and, collectively, the "Funds") of proxies to be voted at a joint special meeting of shareholders of the Funds to be held on Friday, October 29, 1999, at 4:00 p.m., Minot, North Dakota time in the International Inn, 1505 North Broadway, Minot, North Dakota, and at any adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders. Shareholders may vote only on matters which concern the Fund or Funds in which they hold shares.

      The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by an officer of any Fund, by officers or employees of the Funds' principal underwriter, ND Capital, Inc. ("ND Capital"), or the Funds' investment adviser, ND Money Management, Inc.
("ND Money Management"), or by dealers and their representatives.
This proxy statement is first being mailed to shareholders of the Funds on or about September 24, 1999.

      On the matters coming before the Meeting as to which a choice has been specified by the shareholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR proposals 1, 2 and 3 described in the accompanying notice and in this joint proxy statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

      The Board of Directors of each Fund has determined that the use of this joint proxy statement for each Fund is in the best interest of each Fund and its shareholders in light of the same matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

      A quorum of shareholders of the respective Fund is required to take action at the Meeting. Under each Fund's bylaws, one-third of the shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting for the transaction of business. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and
(ii) the broker or nominee does not have discretionary voting powers on a particular matter) will be treated as present for purposes of determining a quorum.

      For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will not be counted as voting on any matter at the Meeting. However, if the proposal requires the affirmative vote of the respective Fund's outstanding shares, abstentions and broker non-votes will have the effect of voting against the proposal.

      The details of each proposal to be voted on by the Fund's shareholders and the vote required for approval of Proposal 1 and 2 are set forth under the description of the proposal below.

      As of September 13, 1999, there were issued and outstanding 6,548,534 shares of the Montana Fund, 8,477,660 shares of the ND Fund, and 725,889 shares of the South Dakota Fund. Those persons who were shareholders of record at the close of business on September 13, 1999, will be entitled to one vote for each share held. As of September 13, 1999, no person owned of record or was known by the designated Fund to own of record, or beneficially 5 percent or more of that Fund's outstanding shares.

      Copies of the Funds' latest annual reports and semiannual reports are available without charge upon request by writing to the Funds at 1 North Main, Minot, North Dakota 58703, or by calling 1-800-276-1262.

PROPOSAL 1.  ELECTION OF DIRECTORS OF EACH FUND

      The shareholders of each Fund are being asked to vote for the election of five directors for their Fund to serve for an indefinite term. Although this term would expire at the next regular shareholders' meeting, the Funds are not required to hold an annual meeting, and the Funds do not intend to hold regular meetings of shareholders. The affirmative vote of a majority of the shares represented and entitled to vote at the Meeting (provided a quorum is represented in person or by proxy) is sufficient to elect the directors of each Fund.

      Each shareholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice (either on the form of proxy or separately) of such intent to any officer of the Funds before the Meeting or to the presiding officer at the Meeting at any time before the election of directors, in which case:

       1. The presiding officer at the Meeting shall announce, before the election of directors, that shareholders may cumulate their votes; and

       2. Each shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote or by distributing all of those votes on the same principle among any number of candidates.

      It is the intention of the persons named in the enclosed proxy to vote (with discretionary authority to cumulate votes) the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a director of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Directors.

      The following table shows each nominee's age, position, and principal occupation, the year in which each nominee was first elected or appointed a director of each Fund, and the number of shares of each Fund and of all funds advised by ND Money Management or an affiliate (the "ND Funds") which each nominee beneficially owned as of September 13, 1999. The members of the Board and the nominees for election to the Board are the same for each Fund.

NAME, AGE, AND
POSITION WITH EACH        YEAR FIRST ELECTED OR                                                     FULL SHARES BENEFICIALLY
      FUND1               APPOINTED A DIRECTOR     PRINCIPAL OCCUPATION(S)2                        OWNED AS OF September 13, 1999
----------------       -------------------      ---------------------                      --------------------------------
                                                                                        The Funds               All ND Funds4
                                                                                        ---------               -------------
Lynn W. Aas (78)       1994  (Montana Fund)     Retired; Attorney; Director,
Director               1994 (ND Fund)           ND Holdings, Inc. (May 1988 to August        0  (Montana Fund)       2,926
                       1994 (South Dakota Fund) 1994);5 Director, ND Insured                 0  (ND Fund)
                                                Income Fund, Inc. (December 1994             0  (South Dakota Fund)
                                                to August 1999), Integrity Fund of
                                                Funds, Inc. and Integrity Small-Cap
                                                Fund of Funds, Inc. (since
                                                September 1998); Trustee, Ranson
                                                Managed Portfolios (since January
                                                1996); Director, First Western Bank
                                                & Trust6
Orlin W. Backes (64)   1995 (Montana Fund)      Attorney, McGee, Hankla, Backes &            0  (Montana Fund)         4,084
Director               1995 (ND Fund)           Wheeler, P.C.; Director, ND Insured      3,493  (ND Fund)
                       1995 (South Dakota Fund) Income Fund, Inc. (March 1995 to             0  (South Dakota Fund)
                                                August 1999), Integrity Fund of
                                                Funds, Inc. (since April 1995) and
                                                Integrity Small-Cap Fund of Funds,
                                                Inc. (since September 1, 1998);
                                                Trustee, Ranson Managed Portfolios
                                                (since January 1996); Director, First
                                                Western Bank & Trust6
R. James Maxson (51)   1999 (Montana Fund)      Attorney, Farhart, Lian and Maxson,          0  (Montana Fund)             0
Director               1999 (ND Fund)           P.C.; Director, Integrity Fund of            0  (ND Fund)
                       1999 (South Dakota Fund) Funds, Inc. (since January 1999);            0  (South Dakota Fund)
                                                Trustee, Ranson Managed Portfolios
                                                (since January 1999)
*Peter A. Quist (65)   1993 (Montana Fund)      Attorney; Director and Vice-                0  (Montana Fund)       15,8127
Director, Vice         1988 (ND Fund)           President, ND Holdings, Inc.5;          8,318  (ND Fund)
President              1995 (South Dakota Fund) Director, Vice President, and               0  (South Dakota Fund)
and Secretary                                   Secretary, ND Money Management,
                                                ND Capital, ND Resources, Inc.,
                                                The Ranson Company, Inc. (January
                                                1996 to February 1997), Ranson
                                                Capital Corporation (since January
                                                1996), ND Insured Income Fund,
                                                Inc. (November 1990 to August
                                                1999), Integrity Fund of Funds, Inc.,
                                                and Integrity Small-Cap Fund of
                                                Funds, Inc. (since September 1998);
                                                Vice President and Secretary,
                                                Ranson Managed Portfolios (since
                                                January 1996); and Vice-President
                                                and Secretary of each Fund (since
                                                their inceptions)
*Robert E.Walstad (55) 1993 (Montana Fund)      Director and President, ND                   0  (Montana Fund)            0
Director, President    1988 (ND Fund)           Holdings, Inc.5; Director, President,        0  (ND Fund)
and Treasurer          1993 (South Dakota Fund) and Treasurer, ND Money                      0  (South Dakota Fund)
Treasurer                                       Management, ND Capital, ND
                                                Resources, Inc., ND Insured Income
                                                Fund, Inc. (November 1990 to
                                                August 1999), Integrity Fund of
                                                Funds, Inc. (since August 1994), and
                                                Integrity Small-Cap Fund of Funds,
                                                Inc. (since September 1998);
                                                Trustee, Chairman, President, and
                                                Treasurer, Ranson Managed
                                                Portfolios (since January 1996);
                                                Director, President, CEO, and
                                                Treasurer, The Ranson Company,
                                                Inc. (January 1996 to February
                                                1997), and Ranson Capital
                                                Corporation (since January 1996);
                                                and President and Treasurer of each
                                                Fund (since their inceptions)

 (*) The directors indicated above with an asterisk are "interested persons" as defined in the Investment Company Act of 1940 (the "1940 Act") of the Funds due to their positions with the Funds' investment adviser and principal underwriter noted above.

----------------------------
     (1) Other than Mr. Quist, the directors of the Funds are also directors or trustees, as the case may be, of the six other open-end funds in the ND complex (funds that are advised by ND Money Management or Ranson Capital Corporation, an affiliate of ND Money Management). These funds include the four series of Ranson Managed Portfolios. Mr. Quist is also a director of two other open-end funds advised by ND Money Management.
      (2) Except as otherwise indicated, each individual has held the office(s) shown for the past five years.
      (3) No director owned beneficially on September 13, 1999, as much as 1% of the outstanding shares of any Fund.
      (4) The number shown reflects the aggregate number of shares owned beneficially by the director in the Montana Fund, ND Fund, South Dakota Fund, and the six funds referred to in note (1) above.
      (5) ND Holdings, Inc. ("ND Holdings"), wholly-owns ND Money Management (the Funds' investment adviser), ND Capital (the Funds' underwriter), ND Resources, Inc. (the Funds' transfer agent), and Ranson Capital Corporation.
      (6) First Western Bank & Trust ("First Western") serves as the Custodian to the Montana Fund, Ranson Managed Portfolios, Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. Mr. Aas is a director, a member of the trust committee, and a shareholder of First
Western; and Mr. Backes is a director and shareholder of First Western.
      (7) This amount includes 990 shares of Integrity Fund of Funds, Inc. owned by Mr. Quist's wife, Corinne J. Quist, and 104, 103, 99 and 81 shares of Integrity Fund of Funds, Inc. owned by Mr. Quist as custodian for his grandchildren Andrew K. Wagner, Alefif C. Wagner, Alex M. Quist, and
Erika N. Quist, respectively.

COMPENSATION
      Messrs. Quist and Walstad, who are the only directors that are "interested persons" of the Funds, serve without any compensation from the Funds. Each director who is not an interested person of the Funds receives a $10,000 annual fee for serving as a director or trustee, as the case may be, of all funds in the fund complex (which consists of the Funds and the funds referred to in note (1) above). The annual fee paid to directors is allocated among these funds as follows: Each fund pays a minimum of $500, and the remainder of the fee is allocated among the funds on the basis of their relative net asset values.
The following table sets forth compensation paid by each Fund to each of the directors of the Funds and the total compensation collectively paid to each director by all the funds in the Fund complex for the fiscal year ended December 31, 1998. The Funds have no retirement or pension plans.

                                         Compensation Table
                                                                                                  Total**
                                                                         Aggregate*          Compensation from
                           AGGREGATE*                AGGREGATE*           COMPENSATION FROM           FUNDS AND FUND
  NAME OF PERSON,       COMPENSATION FROM         COMPENSATION FROM          THE SOUTH DAKOTA          COMPLEX PAID TO
   POSITION(S)           THE MONTANA FUND            THE ND FUND                 FUND                    DIRECTORS
-----------------------------------------------------------------------------------------------------------
Lynn W. Aas              $1,330.12               $1,795.20               $613.90              $10,000.00
Director
Orlin W. Backes          $1,330.11               $1,795.20               $613.91              $10,000.00
Director
Arthur A. Link1          $1,330.12               $1,795.20               $613.91              $10,000.00
Former Director
R. James Maxson2            -0-                      -0-                   -0-                    -0-
Director
Peter A. Quist              -0-                      -0-                   -0-                    -0-
Director,
Vice President,
and Secretary
Robert E. Walstad           -0-                      -0-                    -0-                   -0-
Director, President, and
Treasurer
---------------------------------------------------------------------------------------------------------
  TOTALS                   $3,990.35               $5,385.60               $1,841.74            $30,000.00

----------------------------

* Based on compensation paid to the directors for the one-year period ended December 31, 1998, for services to the respective Fund.

** Based on the compensation paid to the trustees for the one-year period ended December 31, 1998, for services to the Funds and six other open-end funds in the complex (funds advised by ND Money Management or Ranson Capital Corporation which includes the four series of Ranson Managed Portfolios).

1 Mr. Link retired effective December 31, 1998, and was paid the above fees for his services as director for 1998.

2 Mr. Maxson was appointed to the board of each Fund on December 4, 1998, effective January 1, 1999.

      Although Mr. Walstad and Mr. Quist, who are the only directors that are "interested persons" of the Funds, serve without compensation from the Funds, Mr. Walstad is a director, president, and shareholder of ND Holdings; and Mr. Quist is a director, vice-president, and shareholder of ND Holdings. ND Holdings wholly-owns the Funds' investment adviser, ND Money Management, underwriter, ND Capital, and the Funds' transfer agent, ND Resources, Inc. ("ND Resources"). Messrs. Quist and Walstad therefore may indirectly benefit from the payment of any fees from the Funds to their underwriter, adviser, and transfer agent. As of September 13, 1999, Mr. Walstad owned 123,447 shares directly and warrants exercisable for 675,200 shares of ND Holdings which in the aggregate represents approximately 9% of shares outstanding. Similarly, on such date, Mr. Quist owned 63,342 shares directly and warrants exercisable for 56,000 shares of ND Holdings, which in the aggregate represents approximately 1% of the shares outstanding.

      For its services as investment adviser, the Funds each have agreed to pay ND Money Management an annual management fee of .60% of the respective Fund's average daily net assets. For the fiscal year ended December 31, 1998, the Montana Fund, ND Fund, and South Dakota Fund paid advisory fees, net of an expense reimbursements and fee waivers, of $285,851, $469,016, and $7,592, respectively.

      ND Capital, as underwriter for the Funds (the "Underwriter"), receives any contingent deferred sales charge ("CDSC") imposed on the redemption of a Fund's shares. Each of the Funds imposes a maximum CDSC of 4% for shares redeemed during the first and second years after purchase, 3% during the third year, 2% during the fourth year and 1% during the fifth year. Each of the Funds has also adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act to compensate the Underwriter for its services and expenses in distributing shares. Under the plan, the Montana Fund and South Dakota Fund pay an annual distribution and service fee of 0.75% of the respective Fund's average daily net assets (0.85% of average daily net assets with respect to the ND Fund). During the fiscal year ended December 31, 1998, ND Capital received the following compensation on redemptions, 12b-1 fees, and brokerage commissions from the Funds:


                               Compensation                              Brokerage
                              on Redemptions          12b-1 Fees       Commissions
Montana Fund                     $67,416               $272,297           $1,250
ND Fund                          $38,428               $421,529            $9,225
South Dakota Fund                $11,940               $37,238             $0

      ND Resources, as transfer agent, receives from each Fund a monthly fee ranging from 0.16 of 1% of the net asset value of all the respective Fund's outstanding shares up to $10 million down to 0.09 of 1% for net assets in excess of $50 million. ND Resources also provides internal accounting and related services for each Fund, for which it is paid a monthly fee of $2,000 plus 0.05% of the respective Fund's average daily net assets on an annual basis for the first $50 million down to 0.01% for the net assets in excess of $500 million.

      The respective Board of Directors of each Fund held 8 meetings during the fiscal year ended December 31, 1998. During the last fiscal year, each Board Member attended at least 75% of each Fund's meetings and committee meetings (if a member thereof), other than Mr. Maxson who was recently appointed to the Board, effective January 1, 1999.

      Each Fund has an audit committee composed of Lynn W. Aas, Orlin W. Backes, and R. James Maxson, directors of the Funds who are not "interested persons" of the Funds. Each Fund's audit committee reviews the work and any recommendations of that Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Directors. The respective audit committees of the Funds held 2 meetings during the fiscal year ended December 31, 1998.

      Each Fund has the same executive officers. Mr. Robert E. Walstad is the President, Treasurer, and a Director of the Funds, and Mr. Peter A. Quist is the Vice President, Secretary, and a Director of the Funds. For information with respect to the principal occupations of these officers, see the table on page 3. Officers of the Funds receive no compensation from the Funds. Unless otherwise determined by the Board of Directors, officers serve an indefinite term that expires on the first meeting of the board of directors following the next election of directors and until a successor is elected and has qualified.

      On September 13, 1999, directors and executive officers of the Funds did not beneficially own any shares of the Montana Fund or the South Dakota Fund. The directors and executive officers of the Funds as a group, however, beneficially owned 11,811 shares of the ND Fund (which represents less than 1% of the shares of the respective Fund). On September 13, 1999, directors and executive officers of the Funds as a group beneficially owned 22,831 shares of all of the funds in the ND complex (funds advised by ND Money Management or Ranson Capital Corporation).


      THE BOARDS OF DIRECTORS OF THE FUNDS UNANIMOUSLY RECOMMEND
THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.


PROPOSAL 2.  APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION
              TO PERMIT THE ISSUANCE OF ADDITIONAL CLASSES OF SHARES

      Each Fund's Articles of Incorporation currently provides for the issuance of a single class of shares without a separate class designation. The Board of Directors recommends that the Articles of Incorporation of each Fund be amended to permit the respective Fund, upon authorization by its Board of Directors and without further shareholder action, to create and issue one or more additional classes of shares with such designations, preferences and rights as the Fund's Board may determine, to the extent permitted under the 1940 Act. The text of the proposed amendments to each Fund's Articles of Incorporation (other than conforming, non-substantive changes) is attached hereto as Exhibit A, and the following discussion is qualified in its entirety by reference to Exhibit A.

      The purpose of the amendment is to permit each Fund to take advantage of alternative methods of selling Fund shares. The Board of Directors of each Fund believes that providing investors with alternative methods of purchasing a Fund's shares is in the best interests of shareholders because it would (i) enable investors to choose the purchasing method which best suits their individual situation, thereby encouraging current shareholders to make additional investments in their respective Fund and attracting new investors and assets to such Fund, thus benefiting shareholders by increasing investment flexibility for the Fund and reducing operating expense ratios due to economies of scale; (ii) facilitate distribution of a Fund's shares; and
(iii) maintain the competitive position of each Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

      If this amendment to the Articles of each Fund is approved by shareholders, each Fund currently intends to offer four classes of shares - Class A, Class B, Class C, and Class R shares. The currently existing shares will be redesignated as Class B shares.

      Class A shares would be subject to a maximum front-end sales load of 4.25%. The front-end sales load may be reduced or waived for certain Class A purchasers. Such purchasers may include, but is not limited to, directors, officers, employees (including retirees) of the Funds, ND Holdings, ND Money Management, and ND Capital for themselves and certain members of their family, and investors purchasing through an authorized dealer who does not receive a sales commission. Purchasers of Class A shares generally will be subject to the following front-end load schedule:

Amount of Transaction                        Front-End Sales Load (Class A)
Less than $50,000                                        4.25%
$50,000 to less than $100,000                            3.75%
$100,000 to less than $250,000                           3.25%
$250,000 to less than $500,000                           2.50%
$500,000 to less than $1,000,000                         1.50%
$1,000,000 or more                                       0.75%

      Class A shares would be subject to a distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan") pursuant to which each Fund would pay its Underwriter, ND Capital, a fee at the annual rate of .25% of the value of the average daily net assets of Class A shares for shareholder account service and maintenance.
      Class B shares (the existing Fund shares) would not be subject to a front-end sales load, but would continue to be subject to a maximum contingent deferred sale charge of 4%. The CDSC may be reduced or waived for certain Class B purchasers. The amount of such back-end load would vary based on the number of years Class B shares are held prior to redemption as follows:


Year Since Purchase                         Back-End Load (Class B)
     First                                           4%
     Second                                          4%
     Third                                           3%
     Fourth                                          2%
     Fifth                                           1%

      Investors purchasing Class B shares of $1 million or more will be subject to a reduced CDSC of 1% if shares are redeemed within 12 months of purchase.

      Class B shares would continue to be subject to a Rule 12b-1 Plan under the 1940 Act pursuant to which each Fund would pay the Underwriter a distribution and service fee at the annual rate of .75% of the value of the average daily net assets of Class B shares of the Fund (.85% of average daily net assets with respect to Class B shares of the ND Fund). The Underwriter may use a portion of this fee to pay an annual service fee of up to 0.25% of the average daily net assets of Class B to dealers providing ongoing service to shareholders.

      Class B shares would automatically convert to Class A shares (and would no longer be subject to the higher Rule 12b-1 fees) approximately 8 years after the date on which such Class B shares were purchased. The conversion would be made based on the relative net asset values of Class A and Class B shares, without imposing any load, fee or other charge.

      Class C shares would be offered at net asset value without any front-end sales charge, but would be subject to a Rule 12b-1 Plan providing for a distribution fee at an annual rate of up to 0.75% and a service fee at an annual rate of up to 0.25% of the average daily net assets of Class C shares. Class C shares redeemed within 12 months of purchase would be subject to a CDSC of 1%.

      Class R shares would be offered at net asset value to specified categories of investors including:

      * directors, officers, employees (including retirees) of the Funds, ND Holdings, ND Money Management, and ND Capital for themselves or certain members of their families;

      * bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

      * investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

      * clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

      * any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

      Broker-dealers do not receive any commissions on the sales of Class R shares. Class R shares would not be subject to any Rule 12b-1 distribution or service fees. The Board of Directors has the authority to offer Class R shares to additional categories of investors and to modify or eliminate the categories specified above. The Board of Directors also has the authority under the proposed amendments to the Articles of Incorporation to create one or more additional classes of shares, the terms of which may differ from the classes of shares described above. These may include classes subject to combinations of up-front sales charges, contingent deferred sales charges, distribution fees, and service fees different from those of the Class A shares, Class B shares, Class C shares, and Class R shares.

      In addition to providing the benefits discussed above, the creation of one or more classes of shares, as authorized by the proposed amendments to the Articles of Incorporation, would permit the Board of Directors to allocate expenses related to the marketing and distribution of a Fund's shares to the particular classes of shareholders incurring such expenses and any other expenses specifically attributable to the specific classes. Each class of shares of a Fund created pursuant to the multi-class plan would represent an interest in the same portfolio of investments and be identical in all respects except as to: (a) the allocation of expenses related to the marketing and distribution of Fund shares and any other class specific expenses to the particular classes of shares incurring such expenses,
(b) the voting rights related to any Rule 12b-1 Plan or other plan or matters affecting a specific class of shares, (c) class designations,
(d) any conversion features or exchange privilege applicable to specific classes of shares, and (e) the differences in eligibility requirements to invest in a class. Financial advisers and other persons distributing a Fund's shares may receive different compensation for selling different classes of shares. As a result of the foregoing, net income per share, dividends per share and net asset value per share of each class would be different.

      The final terms of the Class A shares, Class B shares, Class C shares, and Class R shares may vary slightly from the terms described herein and will be described in the Fund's prospectus. In addition, any conforming changes necessary to effect the above changes would be made throughout the Articles of Incorporation by the proposed amendments.

      For all of the foregoing reasons, the Board of Directors believes that the proposed amendments to the Articles of Incorporation are in the best interests of the respective Fund and its shareholders. Approval of the proposed amendments requires the affirmative vote of the holders of the greater of:

          (a) A majority of the voting power of the shares present and entitled to vote on that item of business; or

          (b) A majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Meeting.


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

      PROPOSAL 3.  SELECTION OR REJECTION OF INDEPENDENT ACCOUNTANTS

      A majority of the members of each Fund's Board of Directors who are not "interested persons" of that Fund has selected Brady, Martz & Associates, P.C. ("Brady, Martz") as the independent public accountant to audit the books and records of that Fund for the fiscal year ending December 31, 1999. Brady, Martz has no direct or indirect financial interest in the Funds except as auditors and independent accountants. The selection of Brady, Martz as independent accountants of each Fund is being submitted to the shareholders for ratification. A representative of Brady, Martz is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and to make a statement if he or she wishes.


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

          THE FUNDS' INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER

      ND Money Management, 1 North Main, Minot, North Dakota 58703, serves as investment adviser for the Funds pursuant to an investment advisory agreement with each Fund. ND Money Management is a wholly-owned subsidiary of ND Holdings, a venture capital corporation.

      ND Capital, 1 North Main, Minot, North Dakota 58703, serves as each Fund's Underwriter. The Underwriter is a wholly-owned subsidiary of ND Holdings.

                         SHAREHOLDER MEETINGS AND PROPOSALS

The Funds' bylaws provide that regular meetings of shareholders may be held on an annual or other less frequent basis, but need not be held unless required by law. The primary purpose of this provision is to reduce the expenses of the Funds. As a general matter, the Funds do not intend to hold annual or other regular meetings of shareholders except as required under the 1940 Act or other applicable law. Accordingly, the anticipated date of the next meeting of shareholders is not currently known. Meetings of shareholders, however, may be called from time to time by the Board of Directors or by the shareholders under special conditions.

      Under the North Dakota Business Corporation Act, if a regular meeting of shareholders has not been held during the earlier of six months after the fiscal year end or fifteen months after its last meeting, a shareholder or shareholders holding 5% or more of the voting power of all shares entitled to vote may demand a regular meeting by written notice of demand given to the president or secretary of the corporation. In addition, special meetings of shareholders may be called by the president, two or more directors, any person authorized in the articles or by laws, or a shareholder holding 10% or more of the voting power of all shares entitled to vote (except that 25% or more of the voting power of all shares entitled to vote is required to call a special meeting if the purpose of the meeting is to consider any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise effect the composition of the Board of Directors for that purpose). If the Board fails to cause a meeting to be called within thirty days after the receipt of the demand, the shareholder or shareholders making the demand may call the meeting by giving notice as prescribed by law.

      Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted at the meeting at the time the proposal is submitted and for one year prior thereto and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy materials for the next meeting after the meeting to which this proxy statement relates must be received by the respective Fund a reasonable time before the solicitation is made. The fact a Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials, since there are other requirements under the proxy rules for such inclusion.


                                 OTHER BUSINESS

      Management does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

      A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 1 North Main, Minot, North Dakota, for inspection by any shareholder during regular business hours beginning two days after the notice of the Meeting is given and continuing through the Meeting.

       IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   PETER A. QUIST
                                   Secretary


                                                                     EXHIBIT A

                         MONTANA TAX-FREE FUND, INC.
                             PROPOSED AMENDMENTS
                      TO THE ARTICLES OF INCORPORATION

      Article 4 is amended by deleting the first sentence and inserting in lieu thereof the following: The aggregate number of shares which the corporation shall have authority to issue is two hundred million
(200,000,000) shares, par value of $0.001 per share and of an aggregate par value of two hundred thousand dollars ($200,000) (the "shares").
Of the shares:

           A. Eighty million (80,000,000) shares may be issued in the class hereby designated as "Class A shares";

           B. Eighty million (80,000,000) shares may be issued in the class hereby designated as "Class B shares," and shares previously issued and outstanding prior to the effective date of this amendment are hereby redesignated Class B shares;

           C. Twenty million (20,000,000) shares may be issued in the class hereby designated as "Class C shares"; and

           D. Twenty million (20,000,000) shares may be issued in the class hereby designated as "Class R shares."

The directors may establish the relative rights and preferences of Class A shares, Class B shares, Class C shares and Class R shares upon the execution by a majority of the directors of a resolution setting forth the classes' relative rights and preferences of the class. Subject to the North Dakota Business Corporation Act, the directors may also, in their discretion, without obtaining any prior authorization or vote of the shareholders of the corporation or of the shareholders of any class of shares, from time to time authorize the division of shares of the corporation into shares of one or more additional classes upon the execution by a majority of the directors of a resolution setting forth such establishment and designation and the relative rights and preferences of such class or classes. The above-named classes together with any classes hereinafter created are referred to herein as a "Class" and collectively the "Classes." All shares of a Class shall be identical with each other and with the shares of each other Class except for such variations between Classes as may be approved by the board of directors and set forth in such resolution of establishment and designation and as may be permitted under the North Dakota Business Corporation Act and the Investment Company Act of 1940 (the "1940 Act") or pursuant to any exemptive order issued by the Securities and Exchange Commission.

      The shares of each Class may be subject to such charges and expenses (including by way of example but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc., expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) as are allocated to such Class from time to time by the board of directors of the corporation in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ from those applicable to another Class, and all of the charges and expenses to which a Class is subject shall be borne by such Class and shall be appropriately reflected
(in the manner determined by the board of directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on, and redemptions or liquidations of, the shares of such Class.

      Subject to compliance with the requirements of the 1940 Act and the North Dakota Business Corporation Act, the board of directors shall have the authority to provide that shares of any Classes shall be convertible (automatically, optionally or otherwise) into shares of one or more other Classes, in accordance with such requirements and procedures as may be established by the board of directors. The board of directors shall have the power and authority, in its sole discretion and without obtaining any prior authorization or vote of the shareholders, to classify or reclassify any unissued shares of the corporation (whether or not such shares have been previously classified or reclassified into a Class) from time to time by setting or changing the preferences, conversion or other rights, voting powers, designations, restrictions and limitations as to dividends, qualifications or terms or conditions of redemption of such unissued shares.

      Except as set forth below, on each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each share standing in his or her name on the books of the corporation irrespective of the Class thereof. All holders of shares shall vote as a single Class except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, or except with respect to any matter which affects only one or more classes of shares, in which case only the holders of shares of the Class or Classes affected shall be entitled to vote.

                                                                    EXHIBIT A

                            ND TAX-FREE FUND, INC.
                             PROPOSED AMENDMENTS
                      TO THE ARTICLES OF INCORPORATION

      Article 4 is amended by deleting the first sentence and inserting in lieu thereof the following: The aggregate number of shares which the corporation shall have authority to issue is two hundred million
(200,000,000) shares, par value of $0.001 per share and of an aggregate par value of two hundred thousand dollars ($200,000) (the "shares"). Of the shares:

           A. Eighty million (40,000,000) shares may be issued in the class hereby designated as "Class A shares";

           B. Eighty million (40,000,000) shares may be issued in the class hereby designated as "Class B shares," and shares previously issued and outstanding prior to the effective date of this amendment are hereby redesignated Class B shares;

           C. Twenty million (10,000,000) shares may be issued in the class hereby designated as "Class C shares"; and

           D. Twenty million (10,000,000) shares may be issued in the class hereby designated as "Class R shares."

The directors may establish the relative rights and preferences of Class A shares, Class B shares, Class C shares and Class R shares upon the execution by a majority of the directors of a resolution setting forth the classes' relative rights and preferences of the class. Subject to the North Dakota Business Corporation Act, the directors may also, in their discretion, without obtaining any prior authorization or vote of the shareholders of the corporation or of the shareholders of any class of shares, from time to time authorize the division of shares of the corporation into shares of one or more additional classes upon the execution by a majority of the directors of a resolution setting forth such establishment and designation and the relative rights and preferences of such class or classes. The above-named classes together with any classes hereinafter created are referred to herein as a "Class" and collectively the "Classes." All shares of a Class shall be identical with each other and with the shares of each other Class except for such variations between classes as may be approved by the board of directors and set forth in such resolution of establishment and designation and as may be permitted under the North Dakota Business Corporation Act and the Investment Company Act of 1940 (the "1940 Act") or pursuant to any exemptive order issued by the Securities and Exchange Commission.

      The shares of each Class may be subject to such charges and expenses (including by way of example but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc., expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) as are allocated to such Class from time to time by the board of directors of the corporation in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ from those applicable to another Class, and all of the charges and expenses to which a Class is subject shall be borne by such Class and shall be appropriately reflected
(in the manner determined by the board of directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on, and redemptions or liquidations of, the shares of such Class.

      Subject to compliance with the requirements of the 1940 Act and the North Dakota Business Corporation Act, the board of directors shall have the authority to provide that shares of any Classes shall be convertible (automatically, optionally or otherwise) into shares of one or more other Classes, in accordance with such requirements and procedures as may be established by the board of directors. The board of directors shall have the power and authority, in its sole discretion and without obtaining any prior authorization or vote of the shareholders, to classify or reclassify any unissued shares of the corporation (whether or not such shares have been previously classified or reclassified into a Class) from time to time by setting or changing the preferences, conversion or other rights, voting powers, designations, restrictions and limitations as to dividends, qualifications or terms or conditions of redemption of such unissued shares.

      Except as set forth below, on each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each share standing in his or her name on the books of the corporation irrespective of the Class thereof. All holders of shares shall vote as a single Class except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, or except with respect to any matter which affects only one or more classes of shares, in which case only the holders of shares of the Class or Classes affected shall be entitled to vote.

                                                                    EXHIBIT A

                         SOUTH DAKOTA TAX-FREE FUND, INC.
                             PROPOSED AMENDMENTS
                      TO THE ARTICLES OF INCORPORATION

      Article 4 is amended by deleting the first sentence and inserting in lieu thereof the following: The aggregate number of shares which the corporation shall have authority to issue is two hundred million
(200,000,000) shares, par value of $0.001 per share and of an aggregate par value of two hundred thousand dollars ($200,000) (the "shares").
Of the shares:

           A. Eighty million (80,000,000) shares may be issued in the class hereby designated as "Class A shares";

           B. Eighty million (80,000,000) shares may be issued in the class hereby designated as "Class B shares," and shares previously issued and outstanding prior to the effective date of this amendment are hereby redesignated Class B shares;

           C. Twenty million (20,000,000) shares may be issued in the class hereby designated as "Class C shares"; and

           D. Twenty million (20,000,000) shares may be issued in the class hereby designated as "Class R shares."

The directors may establish the relative rights and preferences of Class A shares, Class B shares, Class C shares and Class R shares upon the execution by a majority of the directors of a resolution setting forth the classes' relative rights and preferences of the class. Subject to the North Dakota Business Corporation Act, the directors may also, in their discretion, without obtaining any prior authorization or vote of the shareholders of the corporation or of the shareholders of any class of shares, from time to time authorize the division of shares of the corporation into shares of one or more additional classes upon the execution by a majority of the directors of a resolution setting forth such establishment and designation and the relative rights and preferences of such class or classes. The above-named classes together with any classes hereinafter created are referred to herein as a "Class" and collectively the "Classes." All shares of a Class shall be identical with each other and with the shares of each other Class except for such variations between Classes as may be approved by the board of directors and set forth in such resolution of establishment and designation and as may be permitted under the North Dakota Business Corporation Act and the Investment Company Act of 1940 (the "1940 Act") or pursuant to any exemptive order issued by the Securities and Exchange Commission.

      The shares of each Class may be subject to such charges and expenses (including by way of example but not by way of limitation, such front-end and deferred sales charges as may be permitted under the 1940 Act and rules of the National Association of Securities Dealers, Inc., expenses under Rule 12b-1 plans, administration plans, service plans, or other plans or arrangements, however designated) as are allocated to such Class from time to time by the board of directors of the corporation in accordance, to the extent applicable, with the 1940 Act, which charges and expenses may differ from those applicable to another Class, and all of the charges and expenses to which a Class is subject shall be borne by such Class and shall be appropriately reflected
(in the manner determined by the board of directors) in determining the net asset value and the amounts payable with respect to dividends and distributions on, and redemptions or liquidations of, the shares of such Class.

      Subject to compliance with the requirements of the 1940 Act and the North Dakota Business Corporation Act, the board of directors shall have the authority to provide that shares of any Classes shall be convertible (automatically, optionally or otherwise) into shares of one or more other Classes, in accordance with such requirements and procedures as may be established by the board of directors. The board of directors shall have the power and authority, in its sole discretion and without obtaining any prior authorization or vote of the shareholders, to classify or reclassify any unissued shares of the corporation (whether or not such shares have been previously classified or reclassified into a Class) from time to time by setting or changing the preferences, conversion or other rights, voting powers, designations, restrictions and limitations as to dividends, qualifications or terms or conditions of redemption of such unissued shares.

      Except as set forth below, on each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each share standing in his or her name on the books of the corporation irrespective of the Class thereof. All holders of shares shall vote as a single Class except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, or except with respect to any matter which affects only one or more classes of shares, in which case only the holders of shares of the Class or Classes affected shall be entitled to vote.


                   MONTANA TAX-FREE FUND, INC.
               JOINT SPECIAL MEETING OF SHAREHOLDERS

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 29, 1999

      A joint special meeting of shareholders will be held on Friday, October 29, 1999, at 4:00 p.m., Minot, North Dakota time, in the
International Inn, 1505 North Broadway, Minot, North Dakota. At this meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Robert E. Walstad and Peter A. Quist, and each of them, with the power to act without the other and with full power of substitution, the proxies of the undersigned to vote all shares of Montana Tax-Free Fund, Inc. (the "Fund"), held by the undersigned at the joint special meeting of shareholders to be held on October 29, 1999 and at any adjournments thereof, with all the powers the undersigned would possess if present in person.

      You are encouraged to specify your choices by marking the appropriate boxes. The shares to which this proxy relates will be voted as specified. If you do not mark any boxes, your proxy will be voted "FOR" the proposals. Please mark, sign, date and return this proxy card promptly so that your vote will be counted.

THE PROXIES ARE INSTRUCTED

1.  To vote  ----FOR all nominees listed             ----WITHHOLD AUTHORITY
                 below (except as otherwise              to vote for all
                 marked below) and with                  nominees below.
                 discretionary authority to
                 cumulate votes unless a
                 different distribution of votes
                 is indicated in the blank space
                 under the nominee's name.

Nominees: LYNN W. AAS, ORLIN W. BACKES, R. JAMES MAXSON, PETER A. QUIST, ROBERT E. WALSTAD


(To withhold authority to vote for any individual nominees, strike a line through that nominee's name listed above.)

2.   To vote  ----FOR  ----Against  ----Abstain - Approval of amendments to the Articles of
                                                  Incorporation to permit the
                                                  issuance of additional
                                                  classes of shares.

3.   To vote  ----FOR  ----Against  ----Abstain - Ratification of the
                                                  selection of Brady,
                                                  Martz & Associates, P.C.,
                                                  as independent public
                                                  accountant for the Fund.

4. To vote in their discretion upon any other business that may come before the meeting or any adjournment thereof.

                       (CONTINUED ON REVERSE SIDE)

                         (CONTINUED FROM OTHER SIDE)

      IMPORTANT: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder should sign the proxy. If, however, the proxy is signed by any one of the joint owners, such proxy is considered valid unless the Fund receives from any such joint owners written notice denying the authority of that person to appoint a proxy or appointing a different proxy. When signing as attorney or as executor, administrator, trustee, or guardian, please state your title or capacity. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       PLEASE SIGN, DATE AND RETURN IN THE
                                       ADDRESSED ENVELOPE. NO POSTAGE IS
                                       REQUIRED. PLEASE MAIL PROMPTLY TO
                                       SAVE THE FUND FURTHER SOLICITATION
                                       EXPENSE. THE RECEIPT OF THE NOTICE
                                       OF MEETING AND PROXY STATEMENT IS
                                       ACKNOWLEDGED BY EXECUTION OF THIS PROXY.


                                       Dated-------------------------------1999

                                       X---------------------------------------
                                                   Signature/Title

                                       X---------------------------------------
                                              Signature, if held jointly

Sign, date and return the proxy promptly using the enclosed envelope to Montana Tax-Free Fund, Inc., 1 North Main, Minot, ND 58703.


                       Chapman and Cutler
                        111 West Monroe
                       Chicago, IL 60603
                         (312) 845-3000

                       September 14, 1999

By Edgar
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

          Re:       Montana Tax-Free Fund, Inc.
                File Numbers 33-63306 and 811-07738
                      Preliminary Proxy
               ------------------------------------

Ladies and Gentlemen:
      On behalf of Montana Tax-Free Fund, Inc., (the "Registrant"), we are transmitting a preliminary proxy in accordance with Rule 20a-1 of the Investment Company Act of 1940 and Rule 14a-6(a) of the Securities Exchange Act of 1934 (the "1934 Act"). We have prepared this proxy statement in accordance with Schedule 14A of the 1934 Act.

REQUESTED CONTACTS

      If we may cooperate with you in any way in the processing of this proxy statement, please telephone the undersigned at 312-845-3864.

                                           Very truly yours,


                                         Chapman and Cutler

                                         By:   /s/ Felice R. Foundos
                                         ---------------------------
                                             Felice R. Foundos


Enclosures
cc:    Mark J. Kneedy